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                                                                      EXHIBIT 99


                   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned, in his capacity as the Chief Executive Officer and Chief Financial Officer, respectively, of Del Monte Foods Company for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certifies that to his knowledge:

        1. The Annual Report of Del Monte Foods Company on Form 10-K for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Del Monte Foods Company.

        Date: September 30, 2002


                                      /s/   RICHARD G. WOLFORD
                                      -----------------------------------------
                                      Richard G. Wolford
                                      President and Chief Executive Officer,
                                      Director and Chairman of the Board

                                      /s/   DAVID L. MEYERS
                                      -----------------------------------------
                                      David L. Meyers
                                      Executive Vice President, Administration
                                      and Chief Financial Officer